UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)   January 16, 2008

EPIC BANCORP
(Exact name of registrant as specified in its charter)

California	000-50878	68-0175592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Las Gallinas Ave, San Rafael California	94903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (415) 526-6400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 16, 2008, Tamalpais Bank, a wholly owned subsidiary of Epic Bancorp, announced by press that Tamalpais Bank has been named the largest SBA lender based in Marin County by the San Francisco Business Times in its recently published 2008 Book of Lists. A copy of the press release is attached hereto as Exhibit 99.1. The press release incorporated herein as Exhibit 99.1 is not filed but furnished pursuant to Regulation FD.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2008	EPIC BANCORP

/s/ Michael E. Moulton

Michael E. Moulton, Chief Financial Officer
(Principal Financial Officer)